INCOME TAX EXPENSE (Tables)	12 Months Ended
Dec. 31, 2024
Income Tax Expense
SCHEDULE OF INFORMATION ABOUT INCOME TAX EXPENSES
	For the years ended December 31,
	2024	2023	2022
	USD’000	USD’000	USD’000
Continuing operations
Current Tax:
PRC Income Tax	8	12	31
U.S. Income tax	3	—	—

Deferred tax expense	—	—	—
	11	12	31

SCHEDULE OF RECONCILIATION BETWEEN INCOME TAX EXPENSES (CREDIT) AND (LOSS) PROFIT BEFORE TAXATION AT APPLICABLE TAX RATES

Reconciliation between income tax expense and loss before taxation at applicable tax rates is as follows:

	For the years ended December 31,
	2024	2023	2022
	USD’000	USD’000	USD’000
Loss before taxation including discontinued entities	(10,576)	(2,031)	(7,941)
Tax calculated at a tax rate of 25%	(2,644)	(508)	(1,985)
Tax effect on different tax rates of group entities operating in other jurisdictions	2,149	2,984	699
Change in net operating losses	506	(2,464)	1,317
Tax per financial statements	11	12	31